Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2015

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 32 through 34 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures in the Appendix on pages 35 through 40.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

Our vision is to become the leading specialty REIT by focusing our unique knowledge and resources on select underserved real estate segments which provide the potential for outsized returns.

EPR’s primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations (“FFO”) and dividends per share. Central to our growth is remaining focused on acquiring or developing properties in our primary investment segments: Entertainment, Education and Recreation. We may also pursue opportunities to provide mortgage financing for these investment segments in certain situations where this structure is more advantageous than owning the underlying real estate.

Our segment focus is consistent with our strategic organizational design which is structured around building centers of knowledge and strong operating competencies in each of our primary segments. Retention and building of this knowledge depth creates a competitive advantage allowing us to more quickly identify key market trends.

To this end we will deliberately apply information and our ingenuity to identify properties which represent potential logical extensions within each of our segments, or potential future investment segments. As part of our strategic planning and portfolio management process we assess new opportunities against the following five key underwriting principles:

•	Inflection Opportunity - Renewal or restructuring in an industry’s properties

•	Enduring Value - Real estate devoted to and improving long-lived activities

•	Excellent Execution - Market-dominant performance that creates value beyond tenant credit

•	Attractive Economics - Accretive initial returns along with growth in yield

•	Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Mark Peterson
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Jerry Earnest	Craig Evans
Senior Vice President and Chief Investment Officer	Senior Vice President, General Counsel and Secretary

Tom Wright	Mike Hirons
Senior Vice President - Human Resources and Administration	Senior Vice President - Strategy and Asset Management

Tonya Mater
Vice President and Chief Accounting Officer

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Year ended December 31,
Operating Information:	2015	2014	2015	2014
Revenue (1)	$111,988	$104,669	$421,017	$385,051
Net income available to common shareholders of
EPR Properties	46,799	46,684	170,726	155,826
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (1)(2)	97,262	90,065	339,819	325,588
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	—	497	228	3,881
Adjusted EBITDA - continuing operations (1)(2)	97,962	91,196	365,915	331,817
Adjusted EBITDA - discontinued operations (2)	—	497	228	505
Interest expense, net (1)	20,792	20,015	79,915	81,270
Recurring principal payments	2,900	3,654	13,534	13,221
Capitalized interest	4,283	2,543	18,547	7,525
Straight-lined rental revenue	3,267	3,515	12,159	8,665
Dividends declared on preferred shares	5,951	5,951	23,806	23,807
Dividends declared on common shares	54,751	48,850	211,592	186,687
General and administrative expense	8,101	6,306	31,021	27,566

Balance Sheet Information:	December 31,
	2015	2014
Total assets	$4,217,270	$3,686,275
Accumulated depreciation	534,303	465,660
Total assets before accumulated depreciation (gross assets)	4,751,573	4,151,935
Unencumbered real estate assets (3)
Number	242	194
Gross book value	3,701,123	3,038,939
Annualized stabilized NOI	370,760	308,774
Total debt	1,981,920	1,629,750
Equity	2,073,868	1,926,489
Common shares outstanding	60,824	57,126
Total market capitalization (using EOP closing price)	5,883,332	5,268,168
Debt/total assets	47%	44%
Debt/total market capitalization	34%	31%
Debt/gross assets	42%	39%
Debt/Adjusted EBITDA - continuing operations (1)(4)	5.06	4.47
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	5.06	4.44

(1) Excludes discontinued operations.
(2) See pages 32 through 34 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(4) Adjusted EBITDA is for the quarter annualized. See pages 32 through 34 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014
Assets
Rental properties:
Entertainment	$2,337,427	$2,309,413	$2,301,551	$2,267,993	$2,294,112	$2,287,516
Education	621,674	589,755	412,088	380,575	365,268	306,153
Recreation	600,401	551,660	315,502	295,838	257,814	219,723
Other	—	—	—	—	—	10,090
Less: accumulated depreciation	(534,303)	(511,949)	(492,602)	(471,057)	(465,660)	(453,284)
Land held for development	23,610	30,501	30,495	28,119	206,001	204,641
Property under development	378,920	374,533	494,066	390,205	181,798	189,051
Mortgage notes receivable: (1)
Entertainment	58,220	58,220	58,220	58,220	58,220	58,220
Education	79,584	80,230	79,194	78,496	76,917	73,709
Recreation	283,476	311,859	403,799	385,367	367,797	409,304
Other	2,500	5,021	5,032	5,021	5,021	5,032
Investment in a direct financing lease, net	190,880	190,029	189,203	200,266	199,332	198,551
Investment in joint ventures	6,168	6,439	6,101	5,902	5,738	5,343
Cash and cash equivalents	4,283	14,614	6,146	102,206	3,336	8,386
Restricted cash	10,578	21,949	15,289	22,454	13,072	26,811
Accounts receivable, net	59,101	56,006	64,493	56,397	47,282	44,469
Other assets	94,751	93,724	83,051	78,259	70,227	69,058
Total assets	$4,217,270	$4,182,004	$3,971,628	$3,884,261	$3,686,275	$3,662,773

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$92,178	$98,736	$80,855	$78,499	$82,180	$71,511
Common dividends payable	18,401	17,896	17,308	17,296	16,281	16,288
Preferred dividends payable	5,951	5,951	5,952	5,952	5,952	5,952
Unearned rents and interest	44,952	51,996	39,270	42,628	25,623	36,551
Line of credit	196,000	196,000	100,000	—	62,000	34,000
Debt	1,785,920	1,822,354	1,826,100	1,830,383	1,567,750	1,570,753
Total liabilities	2,143,402	2,192,933	2,069,485	1,974,758	1,759,786	1,735,055
Equity:
Common stock and additional paid-in- capital	2,509,077	2,414,399	2,297,495	2,295,091	2,284,029	2,280,693
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(97,328)	(95,564)	(77,244)	(77,001)	(67,846)	(66,437)
Accumulated other comprehensive income	5,622	5,410	8,290	8,711	12,566	13,557
Distributions in excess of net income	(343,642)	(335,690)	(326,914)	(317,814)	(302,776)	(300,611)
EPR Properties shareholders' equity	2,073,868	1,988,694	1,901,766	1,909,126	1,926,112	1,927,341
Noncontrolling interests	—	377	377	377	377	377
Total equity	2,073,868	1,989,071	1,902,143	1,909,503	1,926,489	1,927,718
Total liabilities and equity	$4,217,270	$4,182,004	$3,971,628	$3,884,261	$3,686,275	$3,662,773

(1) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014
Rental revenue and tenant reimbursements:
Entertainment	$63,823	$63,355	$63,794	$64,267	$64,774	$65,102
Education	16,552	13,990	10,803	10,094	9,387	7,490
Recreation	14,539	12,079	7,228	6,705	5,840	6,069
Other	—	—	—	(23)	221	235
Mortgage and other financing income:
Entertainment	1,781	1,782	1,782	1,782	1,776	1,789
Education (1)	7,566	7,479	7,793	7,783	7,708	7,561
Recreation	6,451	8,835	8,613	8,181	14,563	10,050
Other	63	97	97	97	97	97
Other income	1,213	718	1,148	550	303	345
Total revenue	$111,988	$108,335	$101,258	$99,436	$104,669	$98,738

Property operating expense	5,810	5,496	5,770	6,357	6,961	5,948
Other expense	115	221	210	102	206	248
General and administrative expense	8,101	7,482	7,756	7,682	6,306	6,719
Retirement severance expense	—	—	—	18,578	—	—
Costs associated with loan refinancing or payoff	9	18	243	—	301	—
Interest expense, net	20,792	20,529	20,007	18,587	20,015	20,801
Transaction costs	700	783	4,429	1,606	1,131	369
Provision for loan loss	—	—	—	—	—	3,777
Depreciation and amortization	24,915	23,498	21,849	19,355	17,989	17,421
Income before equity in income in joint ventures and other items	51,546	50,308	40,994	27,169	51,760	43,455
Equity in income from joint ventures	268	339	198	164	395	300
Gain (loss) on sale of real estate	—	(95)	—	23,924	879	—
Income tax benefit (expense)	936	(498)	7,506	(8,426)	(896)	(1,047)
Income from continuing operations	52,750	50,054	48,698	42,831	52,138	42,708
Discontinued operations:
Income (loss) from discontinued operations	—	141	68	(10)	497	(3)
Net income attributable to EPR Properties	52,750	50,195	48,766	42,821	52,635	42,705
Preferred dividend requirements	(5,951)	(5,951)	(5,952)	(5,952)	(5,951)	(5,952)
Net income available to common shareholders of EPR Properties	$46,799	$44,244	$42,814	$36,869	$46,684	$36,753

(1) Represents income from owned assets under a direct financing lease and 10 mortgage notes receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$46,799	$44,244	$42,814	$36,869	$46,684	$36,753
Gain on sale of real estate (excluding land sale)	—	—	—	(23,748)	(879)	—
Real estate depreciation and amortization	24,480	23,071	21,457	18,957	17,582	17,145
Allocated share of joint venture depreciation	62	64	65	64	64	54
FFO available to common shareholders of EPR Properties	$71,341	$67,379	$64,336	$32,142	$63,451	$53,952

FFO available to common shareholders of EPR Properties	$71,341	$67,379	$64,336	$32,142	$63,451	$53,952
Add: Preferred dividends for Series C preferred shares	1,941	1,941	—	—	1,941	—
Diluted FFO available to common shareholders	$73,282	$69,320	$64,336	$32,142	$65,392	$53,952

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$71,341	$67,379	$64,336	$32,142	$63,451	$53,952
Costs associated with loan refinancing or payoff	9	18	243	—	301	—
Transaction costs	700	783	4,429	1,606	1,131	369
Retirement severance expense	—	—	—	18,578	—	—
Provision for loan loss	—	—	—	—	—	3,777
Loss (gain) on sale of land	—	95	—	(176)	—	—
Deferred income tax expense (benefit)	(1,366)	53	(6,711)	6,888	184	363
FFO as adjusted available to common shareholders of EPR Properties	$70,684	$68,328	$62,297	$59,038	$65,067	$58,461

FFO as adjusted available to common shareholders of EPR Properties	$70,684	$68,328	$62,297	$59,038	$65,067	$58,461
Add: Preferred dividends for Series C preferred shares	1,941	1,941	—	—	—	—
Diluted FFO as adjusted available to common shareholders	$72,625	$70,269	$62,297	$59,038	$65,067	$58,461

FFO per common share attributable to EPR Properties:
Basic	$1.19	$1.16	$1.12	$0.56	$1.11	$1.00
Diluted	1.18	1.15	1.12	0.56	1.10	1.00
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.18	$1.18	$1.09	$1.03	$1.14	$1.09
Diluted	1.17	1.17	1.08	1.03	1.13	1.08
Shares used for computation (in thousands):
Basic	60,125	58,083	57,200	57,111	57,141	53,792
Diluted	60,205	58,278	57,446	57,378	57,355	54,001

Weighted average shares outstanding-diluted EPS	60,205	58,278	57,446	57,378	57,355	54,001
Effect of dilutive Series C preferred shares	2,029	2,022	—	—	1,998	—
Adjusted weighted-average shares outstanding-diluted	62,234	60,300	57,446	57,378	59,353	54,001

(1) See pages 32 through 34 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$71,341	$67,379	$64,336	$32,142	$63,451	$53,952
Adjustments:
Amortization of above market leases, net	47	48	49	48	48	48
Transaction costs	700	783	4,429	1,606	1,131	369
Retirement severance expense	—	—	—	18,578	—	—
Non-real estate depreciation and amortization	436	427	392	398	408	276
Deferred financing fees amortization	1,163	1,156	1,173	1,096	1,090	1,082
Costs associated with loan refinancing or payoff	9	18	243	—	301	—
Share-based compensation expense to management and trustees	2,290	2,161	2,085	1,972	1,918	2,313
Maintenance capital expenditures (2)	(1,501)	(897)	(435)	(1,023)	(1,929)	(1,572)
Straight-lined rental revenue	(3,267)	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)
Non-cash portion of mortgage and other financing income	(1,009)	(2,042)	(3,408)	(2,976)	(2,248)	(1,585)
Provision for loan loss	—	—	—	—	—	3,777
Loss (gain) on sale of land	—	95	—	(176)	—	—
Deferred income tax expense (benefit)	(1,366)	53	(6,711)	6,888	184	363
AFFO available to common shareholders of EPR Properties	$68,843	$66,443	$58,942	$55,610	$60,839	$56,091

AFFO available to common shareholders of EPR Properties	$68,843	$66,443	$58,942	$55,610	$60,839	$56,091
Add: Preferred dividends for Series C preferred shares	1,941	1,941	—	—	—	—
Diluted AFFO available to common shareholders of EPR Properties	$70,784	$68,384	$58,942	$55,610	$60,839	$56,091

Weighted average diluted shares outstanding (in thousands)	60,205	58,278	57,446	57,378	57,355	54,001
Effect of dilutive Series C preferred shares	2,029	2,022	—	—	—	—
Adjusted weighted-average shares outstanding-diluted	62,234	60,300	57,446	57,378	57,355	54,001

AFFO per diluted common share	$1.14	$1.13	$1.03	$0.97	$1.06	$1.04

Dividends declared per common share	$0.9075	$0.9075	$0.9075	$0.9075	$0.8550	$0.8550

AFFO payout ratio (3)	80%	80%	88%	94%	81%	82%

(1) See pages 32 through 34 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at December 31, 2015
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2016	$11,419	$62,245	$1,850	$—	$—	$75,514	5.96%
2017	7,118	158,201	—	—	—	165,319	4.89%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	196,000	—	196,000	1.57%
2020	—	—	350,000	—	250,000	600,000	4.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
2025	—	—	—	—	300,000	300,000	4.50%
2026	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.01%
Less: deferred financing costs, net	—	—	—	—	—	(18,289)	—%
	$19,456	$232,908	$376,845	$196,000	$1,175,000	$1,981,920	4.65%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$252,364	5.30%	1.30
Fixed rate unsecured debt (1)		1,476,850	5.12%	6.50
Variable rate secured debt		24,995	0.01%	21.75
Variable rate unsecured debt		246,000	1.62%	3.52
Less: deferred financing costs, net		(18,289)	—%	—
Total		$1,981,920	4.65%	5.67

(1) Includes $300 million of term loan that has been fixed through interest rate swaps through April 5, 2019.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 12/31/2015	Maturity	at 12/31/2015

	$650,000	$196,000	April 24, 2019	1.57%

Note: This facility has a one year extension available at the Company's option (solely with respect to the unsecured revolving credit portion of the facility) and includes an accordion feature in which the maximum borrowing amount under the combined unsecured revolving credit and term loan facility can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at December 31, 2015 and 2014
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	December 31, 2015	December 31, 2014

Mortgage note payable, 5.56%, paid in full on March 6, 2015	$—	$30,508
Mortgage note payable, 5.39%, paid in full on July 31, 2015	—	4,960
Mortgage notes payable, 5.77%, paid in full on August 6, 2015	—	62,842
Mortgage notes payable, 5.84%, paid in full on December 7, 2015	—	35,515
Note payable, 2.50%, due April 21, 2016	1,850	1,850
Mortgage notes payable, 6.37%, due June 1, 2016	24,754	25,607
Mortgage notes payable, 6.10%, due October 1, 2016	22,235	23,000
Mortgage notes payable, 6.02%, due October 6, 2016	16,738	17,319
Mortgage note payable, 6.06%, due March 1, 2017	9,381	9,693
Mortgage note payable, 6.07%, due April 6, 2017	9,667	9,985
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	31,603	32,662
Mortgage notes payable, 4.00%, due July 6, 2017	93,616	97,248
Mortgage note payable, 5.29%, due July 8, 2017	3,455	3,604
Mortgage notes payable, 5.86% due August 1, 2017	22,931	23,681
Mortgage note payable, 6.19%, due February 1, 2018	13,171	13,849
Mortgage note payable, 7.37%, due July 15, 2018	4,813	6,205
Unsecured revolving variable rate credit facility, LIBOR + 1.25%, due April 24, 2019	196,000	62,000
Unsecured term loan payable, LIBOR + 1.40%, $300,000 fixed through interest rate swaps at a blended rate of 2.71% through April 5, 2019, due April 24, 2020	350,000	285,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Senior unsecured notes payable, 4.50%, due April 1, 2025	300,000	—
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Less: deferred financing costs, net	(18,289)	(15,773)
Total	$1,981,920	$1,629,750

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2015

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 4.50%, 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 4.50%, 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of December 31, 2015 and September 30, 2015 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2015 (1)	3rd Quarter 2015
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	43%	44%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	6%	7%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	4.0x	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	235%	232%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2015		Total Debt:		December 31, 2015
Total Assets	$4,217,270		Secured debt obligations		$277,359
Add: accumulated depreciation	534,303		Unsecured debt obligations:
Less: intangible assets	(8,636)		Unsecured debt		1,722,850
Total Assets	$4,742,937		Outstanding letters of credit		—
			Guarantees		22,929
			Derivatives at fair market value, net, if liability		—
			Total unsecured debt obligations:		1,745,779
Total Unencumbered Assets:	December 31, 2015		Total Debt		$2,023,138
Unencumbered real estate assets, gross	$3,701,123
Cash and cash equivalents	4,283
Land held for development	23,610
Property under development	378,920
Total Unencumbered Assets	$4,107,936

Consolidated Income Available for Debt Service:	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	Trailing Twelve Months
Adjusted EBITDA - continuing operations	$97,962	$95,136	$87,522	$85,295	$365,915
Add: Adjusted EBITDA - discontinued operations	—	170	68	(10)	228
Less: straight-line rental revenue	(3,267)	(2,738)	(3,211)	(2,943)	(12,159)
Consolidated Income Available for Debt Service	$94,695	$92,568	$84,379	$82,342	$353,984

Annual Debt Service:
Interest expense, gross	$25,076	$25,300	$25,164	$22,947	$98,487
Less: deferred financing fees amortization	(1,163)	(1,156)	(1,173)	(1,096)	(4,588)
Annual Debt Service	$23,913	$24,144	$23,991	$21,851	$93,899

Debt Service Coverage	4.0	3.8	3.5	3.8	3.8

EPR Properties
Capital Structure at December 31, 2015
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2015	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at December 31, 2015

Common shares	60,823,984	$58.45	N/A	(1)	N/A	N/A
Series C	5,400,000	$24.00	$135,000	5.750%	Y	0.3758
Series E	3,450,000	$31.22	$86,250	9.000%	Y	0.4573
Series F	5,000,000	$25.31	$125,000	6.625%	N	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2015 multiplied by closing price at December 31, 2015				$3,555,162
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at December 31, 2015				1,981,920
Total consolidated market capitalization				$5,883,332

(1) Total monthly dividends declared in the fourth quarter of 2015 were $0.9075 per share.
(2) Excludes accrued unpaid dividends at December 31, 2015

EPR Properties
Summary of Ratios
(Unaudited)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014

Debt to total assets (book value)	47%	48%	48%	47%	44%	44%

Debt to total market capitalization	34%	37%	36%	33%	31%	33%

Debt to gross assets	42%	43%	43%	42%	39%	39%

Debt/Adjusted EBITDA - continuing operations (1)	5.06	5.30	5.50	5.36	4.47	4.67

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	5.06	5.29	5.50	5.37	4.44	4.67

Secured debt to secured assets	55%	64%	68%	62%	69%	65%

Unencumbered real estate assets to total real estate assets (2)	89%	89%	86%	84%	84%	82%

Interest coverage ratio (3)	3.9	3.7	3.5	3.6	4.0	3.7

Fixed charge coverage ratio (3)	3.1	3.0	2.8	2.9	3.1	2.9

Debt service coverage ratio (3)	3.5	3.3	3.0	3.1	3.4	3.2

FFO payout ratio (4)	77%	79%	81%	162%	78%	86%

FFO as adjusted payout ratio (5)	78%	78%	84%	88%	76%	79%

AFFO payout ratio (6)	80%	80%	88%	94%	81%	82%

(1) Adjusted EBITDA is for the quarter annualized. See pages 32 through 34 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014
Interest Coverage Ratio (1):
Net income	$52,750	$50,195	$48,766	$42,821	$52,635	$42,705
Provision for loan losses	—	—	—	—	—	3,777
Transaction costs	700	783	4,429	1,606	1,131	369
Interest expense, gross	25,076	25,300	25,164	22,947	22,560	22,898
Retirement severance expense	—	—	—	18,578	—	—
Depreciation and amortization	24,915	23,498	21,849	19,355	17,989	17,421
Share-based compensation expense
to management and trustees	2,290	2,161	2,085	1,972	1,918	2,313
Costs associated with loan refinancing
or payoff	9	18	243	—	301	—
Interest cost capitalized	(4,283)	(4,771)	(5,145)	(4,348)	(2,543)	(2,085)
Straight-line rental revenue	(3,267)	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)
Loss (gain) on sale of real estate	—	95	—	(23,924)	(879)	—
Deferred income tax expense (benefit)	(1,366)	53	(6,711)	6,888	184	363
Interest coverage amount	$96,824	$94,594	$87,469	$82,952	$89,781	$84,829

Interest expense, net	$20,792	$20,529	$20,007	$18,587	$20,015	$20,801
Interest income	1	—	12	12	2	12
Interest cost capitalized	4,283	4,771	5,145	4,348	2,543	2,085
Interest expense, gross	$25,076	$25,300	$25,164	$22,947	$22,560	$22,898

Interest coverage ratio	3.9	3.7	3.5	3.6	4.0	3.7

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$96,824	$94,594	$87,469	$82,952	$89,781	$84,829

Interest expense, gross	$25,076	$25,300	$25,164	$22,947	$22,560	$22,898
Preferred share dividends	5,951	5,951	5,952	5,952	5,951	5,952
Fixed charges	$31,027	$31,251	$31,116	$28,899	$28,511	$28,850

Fixed charge coverage ratio	3.1	3.0	2.8	2.9	3.1	2.9

Debt Service Coverage Ratio (1):
Interest coverage amount	$96,824	$94,594	$87,469	$82,952	$89,781	$84,829

Interest expense, gross	$25,076	$25,300	$25,164	$22,947	$22,560	$22,898
Recurring principal payments	2,900	3,363	3,560	3,711	3,654	3,590
Debt service	$27,976	$28,663	$28,724	$26,658	$26,214	$26,488

Debt service coverage ratio	3.5	3.3	3.0	3.1	3.4	3.2

(1) See pages 32 through 34 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement. See Appendix on pages 35 through 40 for reconciliations of certain non-GAAP financial measures.

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2015	December 31, 2014
Mortgage note, 10.00%, borrower exercised conversion option on August 1, 2015	$—	$70,114
Mortgage note, 9.00%, paid October 1, 2015	—	1,164
Mortgage note and related accrued interest receivable, 10.00%, paid in full November 10, 2015	—	2,521
Mortgage note and related accrued interest receivable, 9.00%, due March 31, 2016	1,257	1,149
Mortgage note receivable, 5.50%, due November 1, 2016	2,500	2,500
Mortgage note receivable and related accrued interest receivable, 9.00%, due March 11, 2017	1,454	—
Mortgage notes and related accrued interest receivable, 7.00% to 10.00%, due May 1, 2019	164,543	191,116
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,944	19,795
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,469	5,598
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	30,680	28,788
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,488	3,471
Mortgage note, 11.31%, due July 1, 2033	12,781	13,005
Mortgage note and related accrued interest receivable, 8.50%, due June 30, 2034	4,900	4,870
Mortgage note and related accrued interest receivable, 9.50%, due August 31, 2034	12,392	12,082
Mortgage note and related accrued interest receivable, 11.10%, due December 1, 2034	51,450	51,450
Mortgage notes, 10.13%, due December 1, 2034	37,562	37,562
Mortgage notes, 10.40%, due December 1, 2034	4,550	4,550
Mortgage note and related accrued interest receivable, 10.25%, due July 1, 2036	9,147	—
Mortgage note and related accrued interest receivable, 9.75%, due October 1, 2036	3,443	—
Total mortgage notes and related accrued interest receivable	$423,780	$507,955

Payments Due on Mortgage Notes Receivable

	As of December 31, 2015
Year:
2016	$5,960
2017	2,268
2018	902
2019	165,546
2020	1,112
Thereafter	247,992
Total	$423,780

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2015 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended December 31, 2015	Capital Spending Year Ended December 31, 2015
Development and redevelopment of megaplex theatres	various	Entertainment	$10,246	$25,392
Acquisition of megaplex theatres	various	Entertainment	9,254	63,691
Development of other entertainment and retail projects	various	Entertainment	3,724	17,022
Investment in mortgage notes receivable for public charter schools	various	Education	34	3,858
Acquisition and development of public charter school properties	various	Education	16,685	100,716
Acquisition and development of early childhood education centers	various	Education	27,445	94,508
Development of private school properties	various	Education	8,936	73,838
Acquisition and development of ski resort	Wintergreen, VA	Recreation	—	21,865
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	240
Development of TopGolf golf entertainment facilities	various	Recreation	41,387	161,247
Development of Camelback Mountain Resort	Tannersville, PA	Recreation	—	46,080
Additions to mortgage note receivable for development of excess land at Schlitterbahn waterpark	various	Recreation	1,364	11,475
Investment in waterpark hotel for casino and resort project	Sullivan County, NY	Recreation	271	271
Investment in casino and resort project	Sullivan County, NY	Other	3,176	11,818
Total investment spending			$122,522	$632,021
Infrastructure spending for casino and resort project (1)	Sullivan County, NY	Other	13,381	26,030
Other capital acquisitions, net	various		1,227	2,903
Total capital spending			$137,130	$660,954

2015 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Sale of megaplex theatre property	Los Angeles, CA	January 2015	$42,709
Sale of land adjacent to public charter school investment	Queen Creek, AZ	March 2015	1,081
Sale of public charter school property	Pittsburgh, PA	May 2015	4,741
Sale of land adjacent to megaplex theatre property	Warrenville, IL	July 2015	2,202
Sale of land adjacent to megaplex theatre property	Cincinnati, OH	December 2015	726

(1) Infrastructure spending for the Adelaar casino and resort project is expected to be financed primarily through the issuance of tax-exempt public infrastructure bonds. Total infrastructure spending through December 31, 2015 is $28.8 million.

EPR Properties
Property Under Development - Investment Spending Estimates at December 31, 2015 (1)
(Unaudited, dollars in thousands)

	December 31, 2015		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	4th Quarter 2016	Thereafter	Total Expected Cost (2)	% Leased
Entertainment	$12,056	4	$5,143	$4,343	$2,284	$—	$7,244	$31,070	100%
Education	112,794	26	57,452	58,519	49,088	34,123	23,924	335,900	100%
Recreation (3)	59,414	4	14,400	14,400	17,400	16,233	52,486	174,333	100%
Total Build-to-Suit	184,264	34	$76,995	$77,262	$68,772	$50,356	$83,654	$541,303
Non Build-to-Suit Development	11,608
Adelaar (4)	183,048
Total Property Under Development	$378,920

		December 31, 2015	Owned Build-to-Suit In-Service Estimates
		# of Projects	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	4th Quarter 2016	Thereafter	Total In-Service (2)	Actual In-Service 4th Quarter 2015
Entertainment		4	$22,570	$—	$8,500	$—	$—	$31,070	$20,961
Education		26	30,538	38,532	64,776	157,772	44,282	335,900	25,007
Recreation		4	—	—	64,333	—	110,000	174,333	48,989
Total Build-to-Suit		34	$53,108	$38,532	$137,609	$157,772	$154,282	$541,303	$94,957

	December 31, 2015		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	1st Quarter 2016	2nd Quarter 2016	3rd Quarter 2016	4th Quarter 2016	Thereafter	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	4,900	1	1,086	1,086	362	—	1,042	8,476
Recreation	12,590	2	6,083	8,675	5,250	2,927	—	35,525
Total Build-to-Suit Mortgage Notes	17,490	3	$7,169	$9,761	$5,612	$2,927	$1,042	$44,001
Non Build-to-Suit Mortgage Notes	406,290
Total Mortgage Notes Receivable	$423,780

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of December 31, 2015.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Recreation includes costs related to waterpark hotel at Adelaar.
(4) Adelaar property under development excludes $38.8 million in costs related to waterpark hotel and includes $28.8 million expected to be reimbursed through the issuance of tax-exempt public infrastructure bonds.

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$59,489	$16,552	$14,539	$—	$90,580	$—	$90,580
Tenant reimbursements	4,334	—	—	—	4,334	—	4,334
Other income	8	—	—	1	9	1,204	1,213
Mortgage and other financing income	1,781	7,566	6,451	63	15,861	—	15,861
Total revenue	65,612	24,118	20,990	64	110,784	1,204	111,988

Property operating expense	5,721	—	—	89	5,810	—	5,810
Other expense	—	—	—	115	115	—	115
Total investment expenses	5,721	—	—	204	5,925	—	5,925
General and administrative expense	—	—	—	—	—	8,101	8,101
Transaction costs	—	—	—	—	—	700	700
EBITDA - continuing operations	$59,891	$24,118	$20,990	$(140)	$104,859	$(7,597)	$97,262
	57%	23%	20%	—%	100%

Add: transaction costs						700	700
Adjusted EBITDA - continuing operations							97,962

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(9)	(9)
Interest expense, net						(20,792)	(20,792)
Transaction costs						(700)	(700)
Depreciation and amortization						(24,915)	(24,915)
Equity in income from joint ventures						268	268
Income tax benefit						936	936
Net income attributable to EPR Properties							52,750
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$46,799

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2015
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$238,896	$51,439	$40,551	$—	$330,886	$—	$330,886
Tenant reimbursements	16,343	—	—	(23)	16,320	—	16,320
Other income	512	—	—	119	631	2,998	3,629
Mortgage and other financing income	7,127	30,622	32,080	353	70,182	—	70,182
Total revenue	262,878	82,061	72,631	449	418,019	2,998	421,017

Property operating expense	23,120	—	—	313	23,433	—	23,433
Other expense	—	—	—	648	648	—	648
Total investment expenses	23,120	—	—	961	24,081	—	24,081
General and administrative expense	—	—	—	—	—	31,021	31,021
Transaction costs	—	—	—	—	—	7,518	7,518
Retirement severance expense	—	—	—	—	—	18,578	18,578
EBITDA - continuing operations	$239,758	$82,061	$72,631	$(512)	$393,938	$(54,119)	$339,819
	61%	21%	18%	—%	100%

Add: transaction costs						7,518	7,518
Add: retirement severance expense						18,578	18,578
Adjusted EBITDA - continuing operations							365,915

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(270)	(270)
Interest expense, net						(79,915)	(79,915)
Transaction costs						(7,518)	(7,518)
Retirement severance expense						(18,578)	(18,578)
Depreciation and amortization						(89,617)	(89,617)
Equity in income from joint ventures						969	969
Gain on sale of real estate						23,829	23,829
Income tax expense						(482)	(482)
Discontinued operations:
Income from discontinued operations						199	199
Net income attributable to EPR Properties							194,532
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$170,726

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$60,489	$9,387	$5,840	$198	$75,914	$—	$75,914
Tenant reimbursements	4,285	—	—	23	4,308	—	4,308
Other income	1	—	—	32	33	270	303
Mortgage and other financing income	1,776	7,708	14,563	97	24,144	—	24,144
Total revenue	66,551	17,095	20,403	350	104,399	270	104,669

Property operating expense	6,730	—	—	231	6,961	—	6,961
Other expense	—	—	—	206	206	—	206
Total investment expenses	6,730	—	—	437	7,167	—	7,167
General and administrative expense	—	—	—	—	—	6,306	6,306
Transaction costs	—	—	—	—	—	1,131	1,131
EBITDA - continuing operations	$59,821	$17,095	$20,403	$(87)	$97,232	$(7,167)	$90,065
	62%	17%	21%	—%	100%

Add: transaction costs						1,131	1,131
Adjusted EBITDA - continuing operations							91,196

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(301)	(301)
Interest expense, net						(20,015)	(20,015)
Transaction costs						(1,131)	(1,131)
Depreciation and amortization						(17,989)	(17,989)
Equity in income from joint ventures						395	395
Gain on sale of real estate						879	879
Income tax expense						(896)	(896)
Discontinued operations:
Income from discontinued operations						497	497
Net income attributable to EPR Properties							52,635
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$46,684

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$237,429	$27,874	$20,368	$1,002	$286,673	$—	$286,673
Tenant reimbursements	17,640	—	—	23	17,663	—	17,663
Other income (loss)	(6)	—	—	315	309	700	1,009
Mortgage and other financing income	7,056	31,488	40,775	387	79,706	—	79,706
Total revenue	262,119	59,362	61,143	1,727	384,351	700	385,051

Property operating expense	24,143	—	—	754	24,897	—	24,897
Other expense	—	—	—	771	771	—	771
Total investment expenses	24,143	—	—	1,525	25,668	—	25,668
General and administrative expense	—	—	—	—	—	27,566	27,566
Transaction costs	—	—	—	—	—	2,452	2,452
Provision for loan loss	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$237,976	$59,362	$61,143	$202	$358,683	$(33,095)	$325,588
	66%	17%	17%	—%	100%

Add: transaction costs						2,452	2,452
Add: provision for loan loss reserve						3,777	3,777
Adjusted EBITDA - continuing operations							331,817

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(301)	(301)
Interest expense, net						(81,270)	(81,270)
Transaction costs						(2,452)	(2,452)
Provision for loan loss						(3,777)	(3,777)
Depreciation and amortization						(66,739)	(66,739)
Equity in income from joint ventures						1,273	1,273
Gain on sale of real estate						1,209	1,209
Gain on sale of investment in a direct financing lease						220	220
Income tax expense						(4,228)	(4,228)
Discontinued operations:
Income from discontinued operations						505	505
Transaction (costs) benefit						3,376	3,376
Net income attributable to EPR Properties							179,633
Preferred dividend requirements						(23,807)	(23,807)
Net income available to common shareholders of EPR Properties							$155,826

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended December 31, 2015			For the Year Ended December 31, 2015
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other	Consolidated
Tenant reimbursements	$—	$—	$—	$68	$—	$68
Other income	—	—	—	172	—	172
Total revenue	—	—	—	240	—	240

Property operating expense	—	—	—	12	—	12
Total investment expenses	—	—	—	12	—	12
EBITDA and Adjusted EBITDA - discontinued operations	$—	$—	$—	$228	$—	$228

Reconciliation to Consolidated Statements of Income:
Income tax expense			—			(29)
Income from discontinued operations			$—			$199

	For the Three Months Ended December 31, 2014			For the Year Ended December 31, 2014
	Entertainment (1)	Other	Consolidated	Entertainment (1)	Other	Consolidated
Rental revenue	$—	$—	$—	$3	$—	$3
Total revenue	—	—	—	3	—	3

Property operating expense (benefit)	(497)	—	(497)	(484)	—	(484)
Other expense (benefit)	—	—	—	—	(18)	(18)
Total investment expenses	(497)	—	(497)	(484)	(18)	(502)
Transaction costs (benefit)	—	—	—	(3,376)	—	(3,376)
EBITDA - discontinued operations	$497	$—	$497	$3,863	$18	$3,881

Add: transaction costs (benefit)			—			(3,376)
Adjusted EBITDA - discontinued operations			$497			$505
Reconciliation to Consolidated Statements of Income:
Transaction costs (benefit)			—			3,376
Income from discontinued operations			$497			$3,881

(1) For each of the three months and years ended December 31, 2015 and 2014 primarily relates to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square. Additionally, for the year ended December 31, 2014, transaction costs (benefit) consists of a reversal of a liability that was established with the March 4, 2010 acquisition of Toronto Dundas Square. This liability was reversed as the related payment is not expected to occur.

EPR Properties
Investment Information by Asset Type
As of December 31, 2015 and 2014
(Unaudited, dollars in thousands)

	As of December 31, 2015
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,849,604	$597,795	$577,800	$—	$3,025,199
Add back accumulated depreciation on rental properties	487,823	23,879	22,601	—	534,303
Land held for development	4,457	1,258	—	17,895	23,610
Property under development	23,625	112,794	59,453	183,048	378,920
Mortgage notes and related accrued interest receivable, net	58,220	79,584	283,476	2,500	423,780
Investment in a direct financing lease, net	—	190,880	—	—	190,880
Investment in joint ventures	6,168	—	—	—	6,168
Intangible assets, gross (1)	20,715	—	—	—	20,715
Notes receivable and related accrued interest receivable, net (1)	2,228	—	—	—	2,228
Total investments (2)	$2,452,840	$1,006,190	$943,330	$203,443	$4,605,803
% of total investments	53%	22%	21%	4%	100%

	As of December 31, 2014
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,851,285	$354,182	$246,067	$—	$2,451,534
Add back accumulated depreciation on rental properties	442,827	11,086	11,747	—	465,660
Land held for development	4,457	—	—	201,544	206,001
Property under development	25,321	86,436	70,041	—	181,798
Mortgage notes and related accrued interest receivable, net	58,220	76,917	367,797	5,021	507,955
Investment in a direct financing lease, net	—	199,332	—	—	199,332
Investment in joint ventures	5,738	—	—	—	5,738
Intangible assets, gross (1)	20,796	—	—	—	20,796
Notes receivable and related accrued interest receivable, net (1)	2,069	—	—	—	2,069
Total investments (2)	$2,410,713	$727,953	$695,652	$206,565	$4,040,883
% of total investments	60%	18%	17%	5%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2015 and 2014 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2015	12/31/2014
Intangible assets, gross	$20,715	$20,796
Less: accumulated amortization on intangible assets	(12,079)	(12,290)
Notes receivable and related accrued interest receivable, net	2,228	2,069
Prepaid expenses and other current assets	78,993	55,516
Total other assets	$89,857	$66,091

(2) See pages 32 and 34 for definitions.

EPR Properties
Lease Expirations
As of December 31, 2015
(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Portfolio				Recreation Portfolio
Year	Total Number of Properties		Rental Revenue for the Year Ended December 31, 2015 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Year Ended December 31, 2015	% of Total Revenue	Total Number of Properties	Rental Revenue for the Year Ended December 31, 2015	% of Total Revenue

2016	4		$9,253	2%	1		$236	—%	—	$—	—%
2017	4		7,377	2%	1		1,294	—%	—	—	—%
2018	16		26,462	6%	—		—	—%	—	—	—%
2019	5		12,621	3%	—		—	—%	—	—	—%
2020	8		14,006	3%	—		—	—%	—	—	—%
2021	5		7,568	2%	—		—	—%	—	—	—%
2022	12		22,299	5%	—		—	—%	—	—	—%
2023	5		10,540	3%	—		—	—%	—	—	—%
2024	14		27,776	7%	—		—	—%	—	—	—%
2025	8		14,167	3%	—		—	—%	—	—	—%
2026	6		10,767	3%	—		—	—%	—	—	—%
2027	13	(2)	15,028	4%	—		—	—%	1	2,896	1%
2028	4		6,104	1%	—		—	—%	—	—	—%
2029	16	(3)	16,201	4%	—		—	—%	—	—	—%
2030	1		742	—%	—		—	—%	—	—	—%
2031	5	(4)	6,981	2%	11	(5)	7,703	2%	—	—	—%
2032	3		2,047	—%	13	(6)	17,062	4%	3	4,506	1%
2033	6		4,536	1%	16	(7)	16,464	4%	1	1,676	—%
2034	2		1,977	—%	15		18,638	5%	6	10,638	3%
2035	2		74	—%	24	(8)	13,000	3%	11	20,834	5%
Thereafter	—		—	—	2		204	—%	—	—	—%
	139		$216,526	51%	83		$74,601	18%	22	$40,550	10%

Note: This schedule relates to owned megaplex theatres, public charter schools, early education centers, private schools, ski parks and golf entertainment complexes only, which together represent approximately 79% of total revenue for the year ended December 31, 2015. This schedule excludes properties under construction, land held for development and investments in mortgage notes receivable.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) Fifteen of these theatre properties are leased under a master lease.
(4) Four of these theatre properties are leased under a master lease.
(5) Four of these education properties are leased under a master lease to Imagine.
(6) Five of these education properties are leased under a master lease to Imagine.
(7) Nine of these education properties are leased under a master lease to Imagine.
(8) Three of these education properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2015	Total Revenue	December 31, 2015	Total Revenue

1.	AMC Theatres	Entertainment	$21,753	20%	$86,063	20%
2.	Regal Entertainment Group	Entertainment	10,493	9%	41,032	10%
3.	Topgolf	Recreation	8,766	8%	24,460	6%
4.	Cinemark	Entertainment	8,290	7%	33,285	8%
5.	Imagine Schools	Education	5,721	5%	23,385	5%
6.	Carmike Cinemas	Entertainment	4,887	4%	19,451	4%
7.	Camelback Resort	Recreation	4,774	4%	16,858	4%
8.	Schlitterbahn	Recreation	3,442	3%	15,515	4%
9.	Southern Theatres	Entertainment	3,147	3%	12,423	3%
10.	Peak Resorts	Recreation	2,788	3%	11,149	3%

	Total		$74,061	66%	$283,621	67%

EPR Properties
Net Asset Value (NAV) Components
As of December 31, 2015
(Unaudited, dollars in thousands)

Annualized Cash Net Operating Income (NOI) Run Rate (for NAV calculations) (1)
	Owned	Financed	Total
Megaplex	$190,744	$1,072	$191,816
ERC's/Retail	43,196	2,244	45,440
Other Entertainment	2,880	3,808	6,688
Entertainment	236,820	7,124	243,944

Public Charter Schools	33,836	26,364	60,200
Early Childhood Education	10,080	—	10,080
Private Schools	12,488	—	12,488
Education	56,404	26,364	82,768

Ski Areas	9,376	9,852	19,228
Waterparks	15,408	15,168	30,576
Golf Entertainment Complexes	32,780	2,520	35,300
Recreation	57,564	27,540	85,104

Annualized cash NOI run rate	$350,788	$61,028	$411,816

Other NAV Components
Assets		Liabilities
Property under development	$378,920	Long-term debt (2)		$2,000,209
Land held for development	23,610	Preferred shares liquidation preference		346,250
Investment in joint ventures	6,168	Accounts payable and accrued liabilties		92,178
Cash and cash equivalents	4,283	Common dividends payable		18,401
Restricted cash	10,578	Preferred dividends payable		5,951
Accounts receivable, net (3)	6,765	Unearned rents and interest (4)		17,739
Prepaid expenses and other current assets (5)	68,122

(1) See pages 32 through 34 for definitions and see Appendix on pages 35 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2015.
(2) Excludes deferred financing costs, net of $18.3 million.
(3) Excludes straight-line receivable of $52.3 million.
(4) Excludes deferred rent liabilities related to portions of rental properties funded by tenants of $15.3 million and cash paid by tenants during construction of $11.9 million.
(5) Excludes deferred tax assets of $10.9 million.

EPR Properties
Annualized GAAP Net Operating Income
As of December 31, 2015
(Unaudited, dollars in thousands)

Annualized GAAP Net Operating Income (NOI) Run Rate (1)
	Owned	Financed	Total
Megaplex	$191,396	$1,072	$192,468
ERC's/Retail	41,492	2,244	43,736
Other Entertainment	2,924	3,808	6,732
Entertainment	235,812	7,124	242,936

Public Charter Schools	41,992	30,264	72,256
Early Childhood Education	11,332	—	11,332
Private Schools	13,644	—	13,644
Education	66,968	30,264	97,232

Ski Areas	9,652	9,852	19,504
Waterparks	15,408	15,304	30,712
Golf Entertainment Complexes	32,780	2,520	35,300
Recreation	57,840	27,676	85,516

Annualized GAAP NOI run rate	$360,620	$65,064	$425,684

(1) See pages 32 through 34 for definitions and see Appendix on pages 35 through 40 for reconciliations of certain non-GAAP financial measures. NOI amounts above are based on the three months ended December 31, 2015.

EPR Properties
Guidance
(Dollars in millions except for per share information)

Measure	2016 Guidance
	Current			Prior
Investment spending	$600.0	to	$650.0	$600.0	to	$650.0
Disposition proceeds	$75.0	to	$175.0	$75.0	to	$175.0

Prepayment penalties - public charter schools (2)	$3.6			n/a
Termination fees - public charter schools (3)	$2.4	to	$5.4	$5.0	to	$7.0
Percentage rent	$3.4	to	$4.2	$3.4	to	$4.2
Participating interest income	$1.2	to	$1.6	$1.2	to	$1.6
General and administrative expense	$34.0	to	$35.0	$34.0	to	$35.0

FFO per diluted share	$4.61	to	$4.67	$4.66	to	$4.76
FFO as adjusted per diluted share	$4.70	to	$4.80	$4.70	to	$4.80

Reconciliation from Net income available to common shareholders of EPR Properties (per diluted share):	2016 Current Guidance
Net income available to common shareholders of EPR Properties	$3.05	to	$3.15
Gain on sale of real estate (excluding land sales) (3)	$(0.04)	to	$(0.08)
Real estate depreciation and amortization	1.60
Allocated share of joint venture depreciation	—
FFO available to common shareholders of EPR Properties (1)	$4.61	to	$4.67
Costs associated with loan refinancing or payoff	0.01
Transaction costs	0.04
Termination fees - public charter schools (3)	$0.04	to	$0.08
Deferred income tax expense	—
FFO as adjusted available to common shareholders of EPR Properties (1)	$4.70	to	$4.80

Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

(1) Per share results include the effect, if necessary, of the conversion of the 5.75% Series C cumulative convertible preferred shares.

(2) Prepayment penalties received related to mortgage agreements are included in mortgage and other financing income per GAAP and are included in FFO and FFO as adjusted. Prepayment penalties for prior 2016 guidance were included in termination fees.

(3) Termination fees received related to leases where an operator exercises its option to purchase the property and terminate the lease prior to the lease maturity are included in gain on sale of real estate per GAAP and are excluded from FFO (in accordance with the NAREIT definition) but then included in FFO as adjusted. Including in FFO as adjusted is consistent with how prepayment penalties received are treated related to the prepayment of mortgage agreements.

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax expense or benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, retirement severance expense, the provision for loan losses and transaction costs (benefit). Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

NET OPERATING INCOME ("NOI") AND CASH NOI RUN RATES
NOI is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses NOI in its analysis of the operations and valuation of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of the operating performance of the Company's investments, such as gains (or losses) from sales of property, depreciation and amortization, and general and administrative expense, and is used in computing various financial ratios as a measure of operational performance. The Company computes NOI by adding back to Adjusted EBITDA - Continuing Operations the impact of general and administrative expense and corporate/unallocated and other.

Quarterly Cash NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service, percentage rent/participating interest and non-cash revenue to provide a quarterly cash run rate of such measure. Quarterly Cash NOI Run Rate multiplied by four equals Annualized Cash NOI Run Rate.

Quarterly GAAP NOI Run Rate is computed by taking quarterly NOI and making adjustments for in-service and percentage rent/participating interest. Quarterly GAAP NOI Run Rate multiplied by four equals Annualized GAAP NOI Run Rate.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales [or acquisitions] of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), retirement severance expense, provision for loan losses, preferred share redemption costs and termination fees associated with tenants' exercises of public charter school buy-out options and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), retirement severance expense, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net, preferred share redemption costs, and termination fees associated with tenants' exercises of public charter school buy-out options; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income, gain (loss) on sale of land and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), retirement severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
Fourth Quarter and Year Ended December 31, 2015

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on page 17 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2015	3rd Quarter 2015	2nd Quarter 2015	1st Quarter 2015	4th Quarter 2014	3rd Quarter 2014

Net cash provided by operating activities	$93,638	$64,415	$62,889	$57,518	$82,087	$53,854

Equity in income from joint ventures	268	339	198	164	395	300
Distributions from joint ventures	(540)	—	—	—	—	(810)
Amortization of deferred financing costs	(1,163)	(1,156)	(1,173)	(1,096)	(1,090)	(1,082)
Amortization of above market leases, net	(47)	(48)	(49)	(48)	(48)	(48)
Increase (decrease) in mortgage notes and related accrued interest receivable	(1,332)	2,456	2,410	599	1,674	2,087
Increase (decrease) in restricted cash	(1,923)	373	197	(730)	(1,486)	(1,181)
Increase (decrease) in accounts receivable, net	3,303	(805)	6,981	1,865	3,124	2,052
Increase in direct financing lease receivable	851	826	948	934	782	529
Increase (decrease) in other assets	(2,744)	344	(834)	2,891	(664)	(616)
Decrease (increase) in accounts payable and accrued liabilities	(8,406)	8,697	(3,437)	(2,529)	(12,711)	8,101
Decrease (increase) in unearned rents and interest	(3,307)	579	(1,898)	(6,079)	85	3,393
Straight-line rental revenue	(3,267)	(2,738)	(3,211)	(2,943)	(3,515)	(2,932)
Interest expense, gross	25,076	25,300	25,164	22,947	22,560	22,898
Interest cost capitalized	(4,283)	(4,771)	(5,145)	(4,348)	(2,543)	(2,085)
Transaction costs	700	783	4,429	1,606	1,131	369
Retirement severance expense (cash portion)	—	—	—	12,201	—	—
Interest coverage amount (1)	$96,824	$94,594	$87,469	$82,952	$89,781	$84,829

(1) See pages 32 through 34 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliations of Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate

Net Operating Income ("NOI"), Quarterly Cash NOI Run Rate and Quarterly GAAP NOI Run Rate as used on pages 29 and 30 are non-GAAP financial measures and should not be considered as alternatives to net income (loss) in accordance with GAAP as indications of our performance or to cash flows as a measure of our liquidity. The tables on pages 38 through 39 provide reconciliations of these non-GAAP measures with respect to each segment and property type, and should be read in conjunction with the reconciliations on page 21 of our segment EBITDA - continuing operations to our net income.

The following explanatory notes apply to the tables on pages 38 through 40.

(1) Adjustments for Corporate/Unallocated and Other is calculated by subtracting total investment expenses from total revenue for these categories on p.21.
(2) Adjustments for properties commencing or terminating GAAP net operating income during the quarter.
(3) To adjust percentage rents and participating interest income from the actual latest quarterly amount to the trailing 12 month amount divided by 4.
(4) Adjustments for properties commencing or terminating cash payments during the quarter, as well as in-service projects with only straight-line revenue.
(5) Adjustments to income from mortgages receivable to be consistent with end of quarter balance.

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Owned Properties (for NAV calculations)
For the three months ended December 31, 2015

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$47,777	$15,383	$671	$63,831	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$1,205	$96,127
Property operating expense	379	5,045	297	5,721	—	—	—	—	—	—	—	—	89	5,810
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	115	115
Total investment expense	379	5,045	297	5,721	—	—	—	—	—	—	—	—	204	5,925
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	8,101	8,101
Transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	700	700
EBITDA-continuing operations	$47,398	$10,338	$374	$58,110	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$(7,800)	$81,401
Add: transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	700	700
Adjusted EBITDA-continuing operations	$47,398	$10,338	$374	$58,110	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$(7,100)	$82,101
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	8,101	8,101
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(1,001)	(1,001)
NOI	$47,398	$10,338	$374	$58,110	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$—	$89,201

Quarterly GAAP NOI run rate
NOI	$47,398	$10,338	$374	$58,110	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$—	$89,201
In-service adjustments (2)	437	—	357	794	(7)	407	—	400	—	—	226	226		1,420
Percentage rent/participation adjustments (3)	14	35	—	49	—	—	(210)	(210)	(54)	—	(251)	(305)	—	(466)
Quarterly GAAP NOI run rate	$47,849	$10,373	$731	$58,953	$10,498	$2,833	$3,411	$16,742	$2,413	$3,852	$8,195	$14,460	$—	$90,155
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$191,396	$41,492	$2,924	$235,812	$41,992	$11,332	$13,644	$66,968	$9,652	$15,408	$32,780	$57,840	$—	$360,620
Quarterly cash NOI run rate
NOI	$47,398	$10,338	$374	$58,110	$10,505	$2,426	$3,621	$16,552	$2,467	$3,852	$8,220	$14,539	$—	$89,201
In-service adjustments (4)	366	—	357	723	386	894	—	1,280	—	—	226	226	—	2,229
Percentage rent/participation adjustments (3)	14	35	—	49	—	—	(210)	(210)	(54)	—	(251)	(305)	—	(466)
Non-cash revenue	(92)	426	(11)	323	(2,432)	(800)	(289)	(3,521)	(69)	—	—	(69)	—	(3,267)
Quarterly cash NOI run rate	47,686	10,799	720	59,205	8,459	2,520	3,122	14,101	2,344	3,852	8,195	14,391	—	87,697
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$190,744	$43,196	$2,880	$236,820	$33,836	$10,080	$12,488	$56,404	$9,376	$15,408	$32,780	$57,564	$—	$350,788

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Financed Properties (for NAV calculations)
For the three months ended December 31, 2015

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$63	$15,861
Property operating expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investment expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—
EBITDA-continuing operations	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$63	$15,861
Add: transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA-continuing operations	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$63	$15,861
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(63)	(63)
NOI	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$—	$15,798

Quarterly GAAP NOI run rate
NOI	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$—	$15,798
In-service adjustments (5)	—	—	—	—	—	—	—	—	—	44	84	128	—	128
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	340	—	340	—	340
Quarterly GAAP NOI run rate	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,826	$630	$6,919	$—	$16,266
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$1,072	$2,244	$3,808	$7,124	$30,264	$—	$—	$30,264	$9,852	$15,304	$2,520	$27,676	$—	$65,064
Quarterly cash NOI run rate
NOI	$268	$561	$952	$1,781	$7,566	$—	$—	$7,566	$2,463	$3,442	$546	$6,451	$—	$15,798
In-service adjustments (5)	—	—	—	—	—	—	—	—	—	44	84	128	—	128
Percentage rent/participation adjustments (3)	—	—	—	—	—	—	—	—	—	340	—	340	—	340
Non-cash revenue	—	—	—	—	(975)	—	—	(975)	—	(34)	—	(34)	—	(1,009)
Quarterly cash NOI run rate	268	561	952	1,781	6,591	—	—	6,591	2,463	3,792	630	6,885	—	15,257
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$1,072	$2,244	$3,808	$7,124	$26,364	$—	$—	$26,364	$9,852	$15,168	$2,520	$27,540	$—	$61,028

EPR Properties
Reconciliation of Net Asset Value (NAV) Components
(Unaudited, dollars in thousands)

Annualized Net Operating Income (NOI) Run Rates - Total - Owned and Financed Properties (for NAV calculations) - sum of pages 38 and 39
For the three months ended December 31, 2015

	Entertainment				Education				Recreation
	Megaplex	ERC's/Retail	Other Entertainment	Entertainment Total	Public Charter Schools	Early Childhood Education	Private Schools	Education Total	Ski Areas	Waterparks	Golf Entertainment Complexes	Recreation Total	Corporate/unallocated and other	Total
Total revenue	$48,045	$15,944	$1,623	$65,612	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$1,268	$111,988
Property operating expense	379	5,045	297	5,721	—	—	—	—	—	—	—	—	89	5,810
Other expense	—	—	—	—	—	—	—	—	—	—	—	—	115	115
Total investment expense	379	5,045	297	5,721	—	—	—	—	—	—	—	—	204	5,925
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	8,101	8,101
Transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	700	700
EBITDA-continuing operations	$47,666	$10,899	$1,326	$59,891	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$(7,737)	$97,262
Add: transaction costs	—	—	—	—	—	—	—	—	—	—	—	—	700	700
Adjusted EBITDA-continuing operations	$47,666	$10,899	$1,326	$59,891	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$(7,037)	$97,962
General and administrative expense	—	—	—	—	—	—	—	—	—	—	—	—	8,101	8,101
Corporate/unallocated and other (1)	—	—	—	—	—	—	—	—	—	—	—	—	(1,064)	(1,064)
NOI	$47,666	$10,899	$1,326	$59,891	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$—	$104,999

Quarterly GAAP NOI run rate
NOI	$47,666	$10,899	$1,326	$59,891	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$—	$104,999
In-service adjustments (2)	437	—	357	794	(7)	407	—	400	—	44	310	354		1,548
Percentage rent/participation adjustments (3)	14	35	—	49	—	—	(210)	(210)	(54)	340	(251)	35	—	(126)
Quarterly GAAP NOI run rate	$48,117	$10,934	$1,683	$60,734	$18,064	$2,833	$3,411	$24,308	$4,876	$7,678	$8,825	$21,379	$—	$106,421
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized GAAP NOI run rate	$192,468	$43,736	$6,732	$242,936	$72,256	$11,332	$13,644	$97,232	$19,504	$30,712	$35,300	$85,516	$—	$425,684
Quarterly cash NOI run rate
NOI	$47,666	$10,899	$1,326	$59,891	$18,071	$2,426	$3,621	$24,118	$4,930	$7,294	$8,766	$20,990	$—	$104,999
In-service adjustments (4)	366	—	357	723	386	894	—	1,280		44	310	354	—	2,357
Percentage rent/participation adjustments (3)	14	35	—	49	—	—	(210)	(210)	(54)	340	(251)	35	—	(126)
Non-cash revenue	(92)	426	(11)	323	(3,407)	(800)	(289)	(4,496)	(69)	(34)	—	(103)	—	(4,276)
Quarterly cash NOI run rate	47,954	11,360	1,672	60,986	15,050	2,520	3,122	20,692	4,807	7,644	8,825	21,276	—	102,954
	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4	x4		x4
Annualized cash NOI run rate	$191,816	$45,440	$6,688	$243,944	$60,200	$10,080	$12,488	$82,768	$19,228	$30,576	$35,300	$85,104	$—	$411,816